U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 27, 2005
                                                        ------------------

                         FREESTAR TECHNOLOGY CORPORATION
                         -------------------------------
               (Exact Name of Company as Specified in Its Charter)

          Nevada                          0-28749                88-0447457
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer of
       Incorporation)                                        Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

        On September 27, 2005, the Company sold 8,333,333 restricted shares of common stock to one investor for $1,000,000 cash ($0.12 per share). These shares were actually issued on October 13, 2005 and November 18, 2005.

        This sale was undertaken under Regulation S under the Securities Act of 1933, as amended.


                                    SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FreeStar Technology Corporation



Dated: December 5, 2005                      By: /s/ Paul Egan
                                                 --------------------
                                                 Paul Egan, President





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